SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report: February 22, 2002
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan 48126
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 5. Other Events.

     The 2001 Audit of Consolidated Financial Statements of Ford Motor Credit Company (“Ford Credit”) and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Certain information of Ford Credit and Ford Motor Company (“Ford”) provided in a recent Ford Credit offering pursuant to Regulation S of the United States Securities Act of 1933, as amended is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 23	Consent of PricewaterhouseCoopers LLP.	Filed with this Report

Exhibit 99.1	2001 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants.	Filed with this Report

Exhibit 99.2	Certain information of Ford Motor Credit Company and Ford Motor Company provided in a recent Ford Motor Credit Company offering pursuant to Regulation S of the United States Securities Act of 1933, as amended.	Filed with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR CREDIT COMPANY

(Registrant)

Date: February 22, 2002	By: /s/ E. E. Smith-Sulfaro

E. E. Smith-Sulfaro Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 23	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	2001 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants.

Exhibit 99.2	Certain information of Ford Motor Credit Company and Ford Motor Company provided in a recent Ford Motor Credit Company offering pursuant to Regulation S of the United States Securities Act of 1933, as amended.